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                                                                    EXHIBIT 21.1

                           SUBSIDIARIES OF REGISTRANT

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                                                          STATE OF INCORPORATION
                                                         OR FOREIGN JURISDICTION
NAME OF SUBSIDIARY                                            OF ORIGINATION
------------------                                       -----------------------

The Profit Recovery Group International I, Inc. ......           Georgia
The Profit Recovery Group Asia, Inc. .................           Georgia
The Profit Recovery Group Canada, Inc. ...............           Georgia
The Profit Recovery Group France, Inc. ...............           Georgia
The Profit Recovery Group Mexico, Inc. ...............           Georgia
The Profit Recovery Group U.K., Inc. .................           Georgia
The Profit Recovery Group Belgium, Inc. ..............           Georgia
The Profit Recovery Group Australia, Inc. ............           Georgia
The Profit Recovery Group New Zealand, Inc. ..........           Georgia
The Profit Recovery Group Netherlands, Inc. ..........           Georgia
The Profit Recovery Group Germany, Inc. ..............           Georgia
The Profit Recovery Group South Africa, Inc. .........           Georgia
PRG International Holding Company, Inc. ..............           Georgia
PRGRS, Inc. ..........................................           Delaware
PRGLS, Inc. ..........................................           Delaware
PRGFS, Inc. ..........................................           Delaware
The Profit Recovery Group Singapore PTE LTD. .........           Singapore
PRG France S.A. ......................................           France
Financiere Alma, S.A. ................................           France
Alma Intervention, S.A. ..............................           France
B&F Associes, S.A.R.L. ...............................           France
Club Affairs Alma, S.A.R.L. ..........................           France
Meridian VAT Reclaim France S.A.R.L. .................           France
Novexel S.A. .........................................           France
PRG Argentina S.A. ...................................           Argentina
PRG Do Brasil Ltda. ...................................           Brasil
PRG Belium SPRL ......................................           Belgium
IP Strategies S.A. ...................................           Belgium
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